As filed with the Securities and Exchange Commission on September 22, 2006

                                                      Registration No. 002-14069
                                                                File No. 811-810
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                              SECURITIES ACT OF 1933                         |X|
                            PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. 101                    |X|


                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     |X|

                                 AMENDMENT NO. 49                            |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)
                               -------------------
                               PHOENIX SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               -------------------
                         101 MUNSON STREET, GREENFIELD, MA          01301
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER
                               -------------------
                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.
                           VICE PRESIDENT AND COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                               JOHN H. BEERS, ESQ.
                          VICE PRESIDENT AND SECRETARY
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -------------------
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

[ ] ON PURSUANT TO PARAGRAPH (b), OR
|X| 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(i)

[ ] ON         PURSUANT TO PARAGRAPH (a)(i)
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(ii)
[ ] ON         PURSUANT TO PARAGRAPH (a)(ii) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

PHOENIX SERIES FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Phoenix Balanced Fund
   Investment Risk and Return Summary....................................     1
   Fund Fees and Expenses................................................     6
   Management of the Fund................................................     7
Phoenix Capital Growth Fund
   Investment Risk and Return Summary....................................     9
   Fund Fees and Expenses................................................    12
   Management of the Fund................................................    13
Phoenix Core Bond Fund
   Investment Risk and Return Summary....................................    15
   Fund Fees and Expenses................................................    19
   Management of the Fund................................................    20
Phoenix High Yield Fund
   Investment Risk and Return Summary....................................    22
   Fund Fees and Expenses................................................    26
   Management of the Fund................................................    27
Phoenix Mid-Cap Growth Fund
   Investment Risk and Return Summary....................................    29
   Fund Fees and Expenses................................................    32
   Management of the Fund................................................    33
Phoenix Money Market Fund
   Investment Risk and Return Summary....................................    35

   Fund Fees and Expenses................................................    39
   Management of the Fund................................................    40
Additional Investment Techniques.........................................    41
Pricing of Fund Shares...................................................    45
Sales Charges............................................................    47
Your Account.............................................................    53
How to Buy Shares........................................................    55
How to Sell Shares.......................................................    56
Things You Should Know When Selling Shares...............................    56
Account Policies.........................................................    58
Investor Services and Other Information..................................    61
Tax Status of Distributions..............................................    62
Financial Highlights.....................................................    64

PHOENIX BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities.


> The adviser manages the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio.

> The adviser uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500(R) Index. As of September 30, 2006, the market capitalization of the equity issuers in which the fund was invested ranged from $____ million to $______ billion. The adviser does not guarantee that the targeted yield will exceed the S&P 500(R) Index.


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors (such as agency mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On September 30, 2006 the modified


                                                         Phoenix Balanced Fund 1
         adjusted duration of the Lehman Brothers Aggregate Bond Index was _____ years; the modified adjusted duration of the fund was ____ years. Theoretically, for a fund maintaining a modified adjusted duration of ____ years, a one percent increase in interest rates would cause a
         ____% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's fixed income assets to increase by ____%.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On September 30, 2006 the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was ____ years; the average adjusted maturity of the fund was ____ years.


> As to the fixed income portion of the fund's portfolio, the fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds." If after the time of investment a security's rating declines, the fund is not obligated to sell the security.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL


The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.



2 Phoenix Balanced Fund

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security, the greater the chance that the issuer will be unable to make such payments when due.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING RISK

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK


High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If


                                                         Phoenix Balanced Fund 3
the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES/DURATIONS RISK

Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities or durations.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK


The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


MUNICIPAL SECURITIES RISK

Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


4 Phoenix Balanced Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indices and to a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                               [GRAPHIC OMITTED]

                       CALENDAR YEAR       ANNUAL RETURN(%)
                           1996                 8.58
                           1997                18.33
                           1998                18.52
                           1999                10.76
                           2000                -0.38
                           2001                 1.92
                           2002               -11.56
                           2003                18.60
                           2004                 7.17
                           2005                 1.48


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.96% (quarter ending September 30, 2002). Year-to-date performance (through September 30, 2006) is _____%.


-------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                               ---------------------
   (FOR THE PERIODS ENDED 12/31/05)(2)                    1 YEAR        5 YEARS     10 YEARS         CLASS C
-------------------------------------------------------------------------------------------------------------------
   Class A
-------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                 -4.36%         1.84%        6.29%             --
-------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(4)              -5.42%         0.85%        3.79%             --
-------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of     -2.47%         1.09%        4.03%             --
      Fund Shares(4)(5)
-------------------------------------------------------------------------------------------------------------------
   Class B
-------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                 -3.13%         2.29%        6.13%             --
-------------------------------------------------------------------------------------------------------------------
   Class C
-------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                    --            --           --            2.60%
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(6)                 2.43%         5.87%        6.16%           1.59%
-------------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(7)                                     4.93%         0.55%        9.12%           9.75%
-------------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(8)                                   4.01%         3.00%        8.28%           6.47%
-------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(3) Class C Shares since April 19, 2005.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(5) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(6) The Lehman Brothers Aggregate Bond Index measures the U.S.
investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(7) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(8) The Balanced Benchmark is a composite index consisting of 60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                                         Phoenix Balanced Fund 5

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               -------           -------           -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)                  5.75%              None             None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value
redeemed or the amount invested)                               None(a)            5.00%(b)         1.00%(c)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                           None               None             None

Redemption Fee                                                 None               None             None

Exchange Fee                                                   None               None             None
                                                              ---------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               -------           -------           -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.55%              0.55%            0.55%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%              1.00%            1.00%

Other Expenses                                                 0.25%              0.25%            0.25%
                                                               -----              -----            -----

TOTAL ANNUAL FUND OPERATING EXPENSES                           1.05%              1.80%            1.80%
                                                               =====              =====            =====

-------------------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


6 Phoenix Balanced Fund

--------------------------------------------------------------------
CLASS          1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------
Class A         $676            $890          $1,121         $1,784
--------------------------------------------------------------------
Class B         $583            $766           $975          $1,919
--------------------------------------------------------------------
Class C         $283            $566           $975          $1,919
--------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------
CLASS          1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------
Class B         $183            $566           $975          $1,919
--------------------------------------------------------------------
Class C         $183            $566           $975          $1,919
--------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $____ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and for the day-to-day management of the fund's investment portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                First $1 billion   $1+ billion through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee       0.55%                    0.50%                     0.45%
--------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $5,684,145. The ratio of management fees to average net assets for the fiscal year ended October 31, 2005 was 0.55%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.


                                                         Phoenix Balanced Fund 7

PORTFOLIO MANAGEMENT

David Albrycht makes the investment and trading decisions for the fixed income portion of the fund's portfolio.

DAVID L. ALBRYCHT, CFA. Mr. Albrycht has served as portfolio manager of the fixed income portion of the fund since 1997. He also serves as the senior portfolio manager for the Phoenix Multi-Sector Short Term Bond Fund, the Phoenix Multi-Sector Fixed Income Fund and the Phoenix Low-Duration Core Plus Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Return Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Phoenix and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Steven L. Colton makes the investment and trading decisions for the equity portion of the fund's portfolio.


STEVEN L. COLTON. Mr. Colton has served as portfolio manager of the equity portion of the fund since 1999. He also serves as Senior Portfolio Manager for the Phoenix Growth & Income Fund, the Phoenix Income & Growth Fund and the Phoenix Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of Phoenix (since June 2006) and Senior Vice President and Senior Portfolio Manager of Engemann Asset Management ("Engemann"), an affiliate of Phoenix (since January 2005). Prior to joining Engemann, he was Managing Director, Senior Portfolio Manager of Phoenix (1997-2005).


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.





8 Phoenix Balanced Fund

PHOENIX CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIEs


> Under normal circumstances, the fund invests at least 80% of its assets in common stocks that, at the time of initial purchase, have market capitalizations similar to the range of companies included in the Russell 1000(R) Growth Index. As of September 30, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth Index was $___ million to $__ billion.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser's approach to equity management is process driven, applying quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the subadviser focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.

> Stocks may be sold if the ranking from the multi-factor model deteriorates or if there is deterioration in a company's fundamentals and outlook.


Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in fixed income securities with or without warrants or conversion features and holding cash or investing, without limit, in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

                                                   Phoenix Capital Growth Fund 9

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore, more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.






10 Phoenix Capital Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]

                       CALENDAR YEAR         ANNUAL RETURN (%)
                           1996                  14.68
                           1997                  23.30
                           1998                  29.65
                           1999                  29.01
                           2000                 -18.14
                           2001                 -35.18
                           2002                 -25.41
                           2003                  25.76
                           2004                   4.69
                           2005                   3.46


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ending September 30, 2001). Year-to-date performance (through September 30, 2006) is ___.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/05)(2)              1 YEAR      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return Before Taxes                            -2.49%       -9.10%     1.85%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)         -2.56%       -9.12%     0.13%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale   -1.51%       -7.49%     1.04%
  of Fund Shares(3)(4)
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
  Return Before Taxes                            -1.27%       -8.71%     1.69%
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                               4.93%        0.55%     9.12%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index (6)                  5.26%       -3.58%     6.73%
--------------------------------------------------------------------------------
(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                  Phoenix Capital Growth Fund 11

Class C Shares have been in existence only since the date of this prospectus; therefore, performance information for Class C is not included since this class of shares has not had a full calendar year of investment operations.




FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                 CLASS A             CLASS B         CLASS C
                                                                 SHARES              SHARES          SHARES
                                                                 -------             -------         -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)


Maximum Sales Charge (load) Imposed on Purchases (as a                                                None
percentage of offering price)                                    5.75%                None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None(a)              5.00%(b)        1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested                                                     None
Dividends                                                         None                None

Redemption Fee                                                    None                None            None

Exchange Fee                                                      None                None            None

                                                                 CLASS A             CLASS B         CLASS C
                                                                 SHARES              SHARES          SHARES
                                                                 -------             -------         -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                  0.70%                0.70%           0.70%

Distribution and Shareholder Servicing (12b-1) Fees(d)           0.25%                1.00%           1.00%

Other Expenses                                                   0.41%                0.41%           0.41%
                                                                 -----                -----           -----

TOTAL ANNUAL FUND OPERATING EXPENSES                             1.36%                2.11%           2.11%
                                                                 =====                =====           =====



(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares



12 Phoenix Capital Growth Fund
after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A          $706            $981           $1,277            $2,116
--------------------------------------------------------------------------------
   Class B          $614            $861           $1,134            $2,250
--------------------------------------------------------------------------------

   Class C            $               $               $                $

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class B          $214            $661           $1,134            $2,250
--------------------------------------------------------------------------------

   Class C            $               $               $                $

--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $____ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Harris Investment Management, Inc. ("Harris") is the subadviser to the fund and is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. As of September 30, 2006, Harris had approximately $____ billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and for the general operations of the fund, including oversight of the fund's subadviser. Harris, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Harris manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:



                                                  Phoenix Capital Growth Fund 13

--------------------------------------------------------------------------------
                                            $1+ billion
                       1st billion       through $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Management Fee         0.70%                 0.65%                  0.60%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $5,045,799. The ratio of management fees to average net assets for the fiscal year ended October 31, 2005 was 0.70%.


Phoenix pays Harris a subadvisory fee of 50% of the gross investment management fee. A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be in the funds' 2006 annual report covering the period November 1, 2005 through October 31, 2006.


PORTFOLIO MANAGEMENT

The following individuals are the members of the team of equity investment professionals primarily responsible for the day-to-day management of the fund.


T. ANDREW JANES, JD, CFA. Mr. Janes has served as lead portfolio manager of the fund since June 2006. He is also a portfolio manager for the Phoenix Insight Core Equity Fund, Phoenix Insight Equity Fund, Phoenix Insight Small-Cap Value Fund and Phoenix Mid-Cap Growth Fund. Mr. Janes is a Partner and Equity Portfolio Manager at Harris. Prior to joining Harris in 1999, he was a Fund Manager and Senior Portfolio Manager for a Ohio-based financial institution. Mr. Janes has 20 years of investment management experience.

DANIEL L. SIDO. Mr. Sido has served as a portfolio manager of the fund since June 2006. He is also a portfolio manager for the Phoenix Insight Balanced Fund, Phoenix Insight Core Equity Fund, Phoenix Insight Equity Fund, Phoenix Insight Index Fund, Phoenix Insight Small-Cap Opportunity Fund, Phoenix Mid-Cap Growth Fund and Phoenix Total Value Fund. Mr. Sido is a Senior Partner and Portfolio Manager at Harris. Prior to joining Harris in 1994, he was a portfolio manager for a St. Louis investment management company, managing equity and fixed income portfolios. Mr. Sido has 23 years of investment management experience.

MARK E. WIMER, CFA. Mr. Wimer has served as a portfolio manager of the fund since June 2006. He is also a portfolio manager for the Phoenix Insight Core Equity Fund, Phoenix Insight Equity Fund, Phoenix Insight Index Fund, and Phoenix Mid-Cap Growth Fund. Mr. Wimer is a Principal and Portfolio Manager at Harris, focusing on large cap products. Prior to joining Harris in 2006, he was Director of Quantitative Research at an international financial services institution. Mr. Wimer has 11 years of investment management experience.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


14 Phoenix Capital Growth Fund

PHOENIX CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in investment grade bonds of U.S. issuers. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, short-term instruments, U.S. Government securities, mortgage-backed and asset-backed securities, collateralized mortgage obligations (CMOs) and municipal securities. Investment grade bonds are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund intends to maintain an average credit quality of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's. If after the time of investment a security's rating declines, the fund is not obligated to sell the security. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the portion of fund investment in various sectors (such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict


                                                       Phoenix Core Bond Fund 15
         future interest rate changes. On September 30, 2006, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was ____ years; the modified adjusted duration of the fund was ____ years. Theoretically, for a fund maintaining a modified adjusted duration of ____ years, a one percent increase in interest rates would cause a
         _____% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's fixed income assets to increase by ____%.

>        Securities selected for fund investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On September 30, 2006, the average maturity of the Lehman Brothers Aggregate Bond Index was ____ years; the average adjusted maturity of the fund was ____ years.


> Generally, securities are sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

16 Phoenix Core Bond Fund

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES AND CMOS RISK

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations. CMOs may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.


MUNICIPAL SECURITIES RISK

Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.






                                                       Phoenix Core Bond Fund 17

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                              [GRAPHIC OMITTED]

                     CALENDAR YEAR       ANNUAL RETURN (%)
                         1996                  1.93
                         1997                  9.19
                         1998                  6.56
                         1999                 -2.96
                         2000                  9.39
                         2001                  7.58
                         2002                  5.22
                         2003                  2.81
                         2004                  2.79
                         2005                  1.72


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 4.39% (quarter ending September 30, 1998) and the lowest return for a quarter was -2.62% (quarter ending June 30, 2004). Year-to-date performance (through September 30, 2006) is ____%.

---------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                          ----------------------
   (FOR THE PERIODS ENDED 12/31/05)(2)          1 YEAR        5 YEARS       10 YEARS              CLASS C
---------------------------------------------------------------------------------------------------------------
   Class A
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                      -3.11%         3.00%          3.85%                 --
---------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(4)   -4.60%         0.87%          1.54%                 --
---------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions      -2.03%         1.27%          1.83%                 --
       and Sale of Fund Shares(4)(5)
---------------------------------------------------------------------------------------------------------------
   Class B
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                      -2.91%         3.23%          3.59%                 --
---------------------------------------------------------------------------------------------------------------
   Class C
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                       0.98%         3.22%            --                3.88%
---------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(6)       2.43%         5.87%          6.16%               6.61%
---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since October 12, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


18 Phoenix Core Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               -------           -------           -------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases
 (as a percentage of offering price)                            4.75%              None             None

 Maximum Deferred Sales Charge (load) (as a
 percentage of the lesser of the value redeemed
 or the amount invested)                                        None(a)           5.00%(b)         1.00%(c)

 Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                       None              None             None

 Redemption Fee                                                  None              None             None

 Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------
                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               -------           -------           -------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                0.45%             0.45%            0.45%

 Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%             1.00%            1.00%

 Other Expenses                                                 0.55%             0.55%            0.55%
                                                                -----             -----            -----

 TOTAL ANNUAL FUND OPERATING EXPENSES                           1.25%             2.00%            2.00%

 Expense Reduction(e)                                          (0.25)%           (0.25)%          (0.25)%
                                                                ------            ------           ------

 NET ANNUAL FUND OPERATING EXPENSES                             1.00%             1.75%            1.75%
                                                                =====             =====            =====
-------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


(e) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through February 28, 2008, so that such expenses do not exceed 1.00% for Class A Shares, 1.75% for Class B Shares and 1.75% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.


                                                       Phoenix Core Bond Fund 19

In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS       5 YEARS        10 YEARS
-----------------------------------------------------------------------------
   Class A         $572          $829          $1,106         $1,894
-----------------------------------------------------------------------------
   Class B         $578          $803          $1,055         $2,113
-----------------------------------------------------------------------------
   Class C         $278          $603          $1,055         $2,307
-----------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------
   Class B         $178          $603          $1,055         $2,113
------------------------------------------------------------------------------
   Class C         $178          $603          $1,055         $2,307
------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006 Phoenix had approximately $____ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------
                         1st billion   $1+ billion through $2 billion    $2+ billion
-----------------------------------------------------------------------------------------
   Management Fee           0.45%                  0.40%                    0.35%
-----------------------------------------------------------------------------------------


20 Phoenix Core Bond Fund

During the last fiscal year, the fund paid total management fees of $404,545. The ratio of management fees to average net assets for the fiscal year ended October 31, 2005 was 0.45%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.


PORTFOLIO MANAGEMENT

CYNTHIA A. BEAULIEU and CHRISTOPHER J. KELLEHER, CFA, CPA have served as co-portfolio managers of the fund since 2005 and as such are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Ms. Beaulieu is Managing Director of Phoenix and has been with Phoenix since 1994. She serves as Portfolio Manager for institutional client portfolios and is responsible for managing the investment activity of several insurance company portfolios. Since joining Phoenix, Ms. Beaulieu has held a number of positions of increasing responsibility, including trading, credit research and portfolio management. She earned a B.S. in finance from La Salle University and has 14 years of investment experience.

Mr. Kelleher is Managing Director of Phoenix and has been with Phoenix since 1986. He is responsible for institutional fixed income management. Mr. Kelleher also serves as portfolio manager for the Phoenix Institutional Bond Fund. He has 21 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


                                                       Phoenix Core Bond Fund 21

PHOENIX HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.

         o The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

         o The subadviser considers credit research an integral component of its higher quality high yield investment process. The manager invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody's, Standard & Poor's or Fitch, at the time of investment. If after the time of investment a security's rating declines, the fund is not obligated to sell the security.

         o Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.


> The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. At September 30, 2006, the modified adjusted duration of the Lehman Brothers High Yield 2% Issuer Cap Index was _____ years. Theoretically, for a fund maintaining a modified adjusted duration of ____ years, a one percent increase in interest rates would cause a ____%


22 Phoenix High Yield Fund
         decrease in the value of the fund's assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's assets to increase by ____%.


> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK


High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.



                                                      Phoenix High Yield Fund 23

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES/DURATIONS RISK

Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities or durations.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


24 Phoenix High Yield Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                             [GRAPHIC OMITTED]

                     CALENDAR YEAR       ANNUAL RETURN (%)
                         1996                 17.23
                         1997                 13.61
                         1998                 -6.72
                         1999                 11.73
                         2000                 -9.82
                         2001                 -6.61
                         2002                 -2.99
                         2003                 18.65
                         2004                  7.96
                         2005                  1.75


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 7.16% (quarter ending June 30, 1997) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998). Year-to-date performance (through September 30, 2006) is ____%.


-------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                                  ------------------
   (FOR THE PERIODS ENDED 12/31/05)(2)                     1 YEAR        5 YEARS       10 YEARS         CLASS C
-------------------------------------------------------------------------------------------------------------------
   Class A
-------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                 -3.08%          2.38%        3.48%              --
-------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(4)              -5.39%         -0.73%       -0.04%              --
-------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions
       and Sale of Fund Shares(4)(5)                       -2.03%          0.09%        0.78%              --
-------------------------------------------------------------------------------------------------------------------
   Class B
-------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                 -2.96%          2.55%        3.19%              --
-------------------------------------------------------------------------------------------------------------------
   Class C
-------------------------------------------------------------------------------------------------------------------
       Return Before Taxes                                  1.03%          2.61%          --             0.21%
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(6)                  2.43%          5.87%        6.16%            6.02%
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers High Yield 2% Issuer Cap Index(7)(8)     2.76%          9.12%        6.70%            5.17%
-------------------------------------------------------------------------------------------------------------------
   Merrill Lynch High Yield Master II Index(9)              2.74%          8.41%        6.57%            5.03%
-------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since February 27, 1998.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(5) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(7) The Lehman Brothers High Yield 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(8) The fund has changed its style benchmark to the Lehman Brothers High Yield 2% Issuer Cap Index as this index more closely aligns with the fund's current portfolio holdings and principal investment strategies.
(9) The Merrill Lynch High Yield Master II Index measures performance of non-investment grade U.S. domestic bonds. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                      Phoenix High Yield Fund 25

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases
 (as a percentage of offering price)                            4.75%              None              None

 Maximum Deferred Sales Charge (load) (as a percentage
 of the lesser of the value redeemed or the amount
 invested)                                                     None(a)           5.00%(b)          1.00%(c)

 Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                      None               None              None

 Redemption Fee                                                 None               None              None

 Exchange Fee                                                   None               None              None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               -------           -------            -------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                0.65%              0.65%             0.65%

 Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%              1.00%             1.00%

 Other Expenses                                                 0.46%              0.46%             0.46%
                                                                -----              -----             -----

 TOTAL ANNUAL FUND OPERATING EXPENSES                           1.36%              2.11%             2.11%
                                                                =====              =====             =====
 ------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


26 Phoenix High Yield Fund

-----------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS       5 YEARS        10 YEARS
-----------------------------------------------------------------------------
   Class A         $607          $885          $1,184         $2,032
-----------------------------------------------------------------------------
   Class B         $614          $861          $1,134         $2,250
-----------------------------------------------------------------------------
   Class C         $314          $661          $1,134         $2,441
-----------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------
   Class B         $214          $661          $1,134         $2,250
------------------------------------------------------------------------------
   Class C         $214          $661          $1,134         $2,441
------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Adviser and Subadviser


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $____ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Seneca Capital Management LLC ("Seneca") is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to _____mutual funds and as investment adviser to institutions and individuals. As of September 30, 2006, Seneca had approximately $_____ billion in assets under management. Seneca has been an investment adviser since 1989.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and for the general operations of the fund, including oversight of the fund's subadviser. Seneca, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Seneca manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                                      Phoenix High Yield Fund 27

-----------------------------------------------------------------------------------------------

                       1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------
   Management Fee         0.65%                      0.60%                      0.55%
-----------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $1,138,847. The ratio of management fees to average net assets for the fiscal year ended October 31, 2005 was 0.65%.


Phoenix pays Seneca a subadvisory fee at the annual rate of 50% of the gross management fee.


A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.


PORTFOLIO MANAGEMENT

AL ALAIMO, CFA, ALBERT GUTIERREZ, CFA and THOMAS N. HAAG, CFA manage the fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the fund's portfolio and is supported by Mr. Alaimo and Mr. Haag.

Mr. Alaimo has served on the fund's portfolio management team since November 2005. He also serves on the portfolio management team for the Phoenix Bond Fund and the Phoenix High Yield Securities Fund. Mr. Alaimo is a Fixed Income Portfolio Manager and Director of Research at Seneca focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining Seneca in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996 to 2001). He has 20 years of investment experience.

Mr. Gutierrez has led the fund's portfolio management team since November 2005. He also leads the portfolio management team of the Phoenix Bond Fund and the Phoenix High Yield Securities Fund. Mr. Gutierrez is Chief Investment Officer of Fixed Income at Seneca and has been with Seneca since April 2002. Prior to joining Seneca, he headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000 to 2002); he spent 12 years in a similar capacity at Conseco Capital Management. Mr. Gutierrez has 23 years of investment experience.

Mr. Haag has served on the fund's portfolio management team since November 2005. He also serves on the portfolio management team for the Phoenix High Yield Securities Fund. Mr. Haag is Fixed Income Portfolio Manager with extensive experience in the high yield market. Prior to joining Seneca in 2002, he served as a High Yield Bond Portfolio Manager, a Senior Securities Analyst and led a distressed securities group with Lutheran Brotherhood (1986-2002). Mr. Haag has 20 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


28 Phoenix High Yield Fund

PHOENIX MID-CAP GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Mid-Cap Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in common stocks that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap(R) Growth Index. As of September 30, 2006, the market capitalization range of companies included in the Russell Midcap(R) Growth Index was $___ million to $___ billion. The fund's policy of investing 80% of its assets in medium capitalization companies may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser's approach to equity management is process driven, applying quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the subadviser focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.

> Stocks may be sold if the ranking from the multi-factor model deteriorates or if there is deterioration in a company's fundamentals and outlook.


Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in fixed income securities with or without warrants or conversion features and holding cash or investing, without limit, in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


                                                  Phoenix Mid-Cap Growth Fund 29

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.



30 Phoenix Mid-Cap Growth Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Mid-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                               [GRAPHIC OMITTED]

                    CALENDAR YEAR            ANNUAL RETURN (%)
                         1996                      11.09
                         1997                      19.37
                         1998                      30.44
                         1999                      83.65
                         2000                     -17.33
                         2001                     -36.45
                         2002                     -32.02
                         2003                      39.28
                         2004                       8.42
                         2005                       9.49


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ending March 31, 2001). Year-to-date performance (through September 30, 2006) is ____%.


------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                              ------------------
   (FOR THE PERIODS ENDED 12/31/05)(2)                  1 YEAR       5 YEARS     10 YEARS          CLASS C
------------------------------------------------------------------------------------------------------------------
   Class A
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                3.19%       -7.61%        5.86%               --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(4)             3.19%       -7.61%        3.94%               --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale                                                     --
      of Fund Shares(4)(5)                               2.08%       -6.30%        4.00%
------------------------------------------------------------------------------------------------------------------
   Class B
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                4.71%       -7.19%        5.70%               --
------------------------------------------------------------------------------------------------------------------
   Class C
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                8.64%          --           --             -5.28%
------------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(6)                                   4.93%        0.55%        9.12%             1.13%
------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Growth Index(7)                    12.10%        1.38%        9.27%             3.02%
------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(3) Class C Shares since January 2, 2001.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(5) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(6) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(7) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                 Phoenix Mid-Cap Growth Fund  31

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                      CLASS A        CLASS B       CLASS C
                                                                      SHARES         SHARES        SHARES
                                                                      -------        -------       -------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a percentage
 of offering price)                                                    5.75%          None          None

 Maximum Deferred Sales Charge (load) (as a percentage of the
 lesser  of the value redeemed or the amount invested)                None(a)       5.00%(b)      1.00%(c)

 Maximum Sales Charge (load) Imposed on Reinvested Dividends           None           None          None

 Redemption Fee                                                        None           None          None

 Exchange Fee                                                          None           None          None
                                                                  --------------------------------------------

                                                                      CLASS A        CLASS B       CLASS C
                                                                      SHARES         SHARES        SHARES
                                                                      -------        -------       -------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                       0.83%         0.83%         0.83%

 Distribution and Shareholder Servicing (12b-1) Fees(d)                0.25%         1.00%         1.00%

 Other Expenses                                                        0.45%         0.45%         0.45%
                                                                       -----         -----         -----

 TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.53%         2.28%         2.28%
                                                                       =====         =====         =====

--------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


32  Phoenix Mid-Cap Growth Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $722                 $1,031                 $1,361                $2,294
-----------------------------------------------------------------------------------------------------------------
   Class B                      $631                  $912                  $1,220                $2,427
-----------------------------------------------------------------------------------------------------------------
   Class C                      $331                  $712                  $1,220                $2,615
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $231                  $712                  $1,220                $2,427
-----------------------------------------------------------------------------------------------------------------
   Class C                      $231                  $712                  $1,220                $2,615
-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $____ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Harris Investment Management, Inc. ("Harris") is the subadviser to the fund and is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. As of September 30, 2006, Harris had approximately $____ billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds, including oversight of the fund's subadviser. Harris, as subadviser, is responsible for day-to-day management of the fund's portfolio. Phoenix and Harris manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                                  Phoenix Mid-Cap Growth Fund 33

-----------------------------------------------------------------------------------------------------------------
                                         1st $50 million         Next $450 million         Over $500 million
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $1,400,917. The ratio of management fees to average net assets for the fiscal year ended October 31, 2005 was 0.83%.

Phoenix pays Harris a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be in the fund's 2006 annual report covering the period November 1, 2005 through October 31, 2006.


PORTFOLIO MANAGEMENT


The following individuals are the members of the team of investment professionals primarily responsible for the day-to-day management of the fund.

MARK E. WIMER, CFA. Mr. Wimer has served as lead portfolio manager of the fund since June 2006. He is also a portfolio manager for the Phoenix Insight Core Equity Fund, Phoenix Insight Equity Fund, Phoenix Insight Index Fund, and Phoenix Capital Growth Fund. Mr. Wimer is a Principal and Portfolio Manager at Harris, focusing on large cap products. Prior to joining Harris in 2006, he was Director of Quantitative Research at an international financial services institution. Mr. Wimer has 11 years of investment management experience.

T. ANDREW JANES, JD, CFA. Mr. Janes has served as a portfolio manager of the fund since June 2006. He is also a portfolio manager for the Phoenix Insight Core Equity Fund, Phoenix Insight Equity Fund, Phoenix Insight Small-Cap Value Fund and Phoenix Capital Growth Fund. Mr. Janes is a Partner and Equity Portfolio Manager at Harris. Prior to joining Harris in 1999, he was a Fund Manager and Senior Portfolio Manager for a Ohio-based financial institution. Mr. Janes has 20 years of investment management experience.

DANIEL L. SIDO. Mr. Sido has served as a portfolio manager of the fund since June 2006. He is also a portfolio manager for the Phoenix Insight Balanced Fund, Phoenix Insight Core Equity Fund, Phoenix Insight Equity Fund, Phoenix Insight Index Fund, Phoenix Insight Small-Cap Opportunity Fund, Phoenix Capital Growth Fund and Phoenix Total Value Fund. Mr. Sido is a Senior Partner and Portfolio Manager at Harris. Prior to joining Harris in 1994, he was a portfolio manager for a St. Louis investment management company, managing equity and fixed income portfolios. Mr. Sido has 23 years of investment management experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.



34  Phoenix Mid-Cap Growth Fund

PHOENIX MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o   repurchase agreements.


                                                   Phoenix Money Market Fund  35

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

DOMESTIC BANKING INDUSTRY RISK

If the fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS RISK

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.


36  Phoenix Money Market Fund

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.










                                                   Phoenix Money Market Fund  37

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                               [GRAPHIC OMITTED]

                    CALENDAR YEAR            ANNUAL RETURN (%)
                         1996                     4.45
                         1007                     0.88
                         1998                     4.94
                         1999                     4.56
                         2000                     5.67
                         2001                     3.58
                         2002                     1.27
                         2003                     0.95
                         2004                     0.70
                         2005                     2.35


During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ending June 30, 2004). Year-to-date performance (through September 30, 2006) is ____%.


---------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED 12/31/05)                    1 YEAR              5 YEARS             10 YEARS
---------------------------------------------------------------------------------------------------------------
   Class A Shares                                      2.35%                1.76%                3.32%
---------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2005 was 3.39% for Class A Shares.










38  Phoenix Money Market Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A
                                                                   SHARES
                                                                   -------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                      None

 Maximum Deferred Sales Charge (load) (as a percentage of
 the lesser of the value redeemed or the amount invested)           None

 Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                          None

 Redemption Fee                                                     None

 Exchange Fee                                                       None
                                                            -------------------
                                                                   CLASS A
                                                                   SHARES
                                                                   -------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                   0.40%

 Distribution and Shareholder Servicing (12b-1) Fees                None

 Other Expenses                                                    0.49%
                                                                   -----

 TOTAL ANNUAL FUND OPERATING EXPENSES(a)                           0.89%
                                                                   =====

--------------------


(a) Until September 19, 2006, the fund's investment adviser voluntarily reimbursed the fund's operating expenses to the extent they exceeded 0.85%. Actual Total Annual Operating Expenses for the year ended October 31, 2005 were 0.85%.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $91                   $284                   $493                 $1,096
------------------------------------------------------------------------------------------------------------------


                                                   Phoenix Money Market Fund  39

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $____ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.40%                      0.35%                      0.30%
-----------------------------------------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $508,797. The ratio of management fees to average net assets for the fiscal year ended October 31, 2005 was 0.40%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.





















40  Phoenix Money Market Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Balanced Fund ("Balanced Fund"), Phoenix Capital Growth Fund ("Capital Growth Fund"), Phoenix Core Bond Fund ("Core Bond Fund"), Phoenix High Yield Fund ("High Yield Fund"), Phoenix Mid-Cap Growth Fund ("Mid-Cap Growth Fund") and Phoenix Money Market Fund ("Money Market Fund") may engage in the following investment techniques as indicated.


BORROWING

The High Yield and Mid-Cap Growth Funds may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES

All funds, except the Money Market Fund, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DERIVATIVES

The funds, except the Money Market Fund, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of


                                                         Phoenix Series Fund  41
their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the adviser's or subadviser's ability to correctly predict the movement of such asset prices, indexes or rates.


FOREIGN INVESTING

The Capital Growth, Core Bond, High Yield and Mid-Cap Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.


HIGH YIELD FUND INVESTMENTS

The High Yield Fund may invest in equity securities. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). The High Yield Fund may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.



42  Phoenix Series Fund

ILLIQUID SECURITIES

Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

INVESTMENT GRADE SECURITIES

The High Yield Fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the securities mentioned in the Principal Investment Strategies section, the fund may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.

LOAN PARTICIPATIONS

The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower's principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

MUNICIPAL SECURITIES

The High Yield Fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

PRIVATE PLACEMENTS

The High Yield Fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC"). Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or in privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.


                                                         Phoenix Series Fund  43

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

SECURITIES LENDING

Each fund, except the Money Market Fund, may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL MARKET CAPITALIZATION COMPANIES

The Capital Growth Fund may purchase equity securities in companies with small market capitalizations. Small market capitalization companies are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Small market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The High Yield Fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON AND DEFERRED COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (zero coupon or deferred coupon bonds). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the funds will not receive cash payments earned on these securities on a current basis, the funds may be required to make distributions from other


44  Phoenix Series Fund
sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates, a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE")


                                                         Phoenix Series Fund  45
is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; (xi) government (domestic or foreign) actions or pronouncements; and (xii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information

46 Phoenix Series Fund
from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis. The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The Money Market Fund presently offers one class of shares and the Balanced Fund, Capital Growth Fund, Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund presently offer three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Fees and Expenses" previously in this prospectus). The funds, except the Money Market Fund, have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount

                                                          Phoenix Series Fund 47
attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase of up to 5.75% of the offering price (6.10% of the amount invested) for the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class. You will not pay distribution and service fees on purchases of Class A shares of the Money Market Fund.

CLASS B SHARES. (Not offered by the Money Market Fund) If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (Balanced Fund, Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

48 Phoenix Series Fund

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

CORE BOND FUND AND HIGH YIELD FUND


                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                       -----------------------------------------
AMOUNT OF                                                             NET
TRANSACTION                             OFFERING                     AMOUNT
AT OFFERING PRICE                        PRICE                      INVESTED
--------------------------------------------------------------------------------
Under $50,000                            4.75%                       4.99%
$50,000 but under $100,000               4.50                        4.71
$100,000 but under $250,000              3.50                        3.63
$250,000 but under $500,000              2.75                        2.83
$500,000 but under $1,000,000            2.00                        2.04
$1,000,000 or more                       None                        None

BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND


                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                       -----------------------------------------
AMOUNT OF                                                             NET
TRANSACTION                             OFFERING                     AMOUNT
AT OFFERING PRICE                        PRICE                      INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                       6.10%
$50,000 but under $100,000               4.75                        4.99
$100,000 but under $250,000              3.75                        3.90
$250,000 but under $500,000              2.75                        2.83
$500,000 but under $1,000,000            2.00                        2.04
$1,000,000 or more                       None                        None


CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and may be described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than Phoenix Money Market Fund), if made at the same time by the

                                                          Phoenix Series Fund 49
same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than Phoenix Money Market
Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than Phoenix Money Market Fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or

50 Phoenix Series Fund
a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES


Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
(Not offered by the Money Market Fund)

YEAR         1          2           3           4          5           6+
---------------------------------------------------------------------------
CDSC         5%         4%          3%          2%         2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

(BALANCED FUND, CAPITAL GROWTH FUND, CORE BOND FUND, HIGH YIELD FUND AND MID-CAP GROWTH FUND ONLY)


Year         1          2+
---------------------------------------------------------------------------
CDSC         1%         0%

COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND

            AMOUNT OF       SALES CHARGE AS  SALES CHARGE AS  DEALER DISCOUNT AS
         TRANSACTION AT     A PERCENTAGE OF  A PERCENTAGE OF   A PERCENTAGE OF
         OFFERING PRICE     OFFERING PRICE   AMOUNT INVESTED    OFFERING PRICE
--------------------------------------------------------------------------------
Under $50,000                    5.75%            6.10%              5.00%
$50,000 but under $100,000       4.75             4.99               4.25
$100,000 but under $250,000      3.75             3.90               3.25
$250,000 but under $500,000      2.75             2.83               2.25
$500,000 but under $1,000,000    2.00             2.04               1.75
$1,000,000 or more               None             None               None

                                                          Phoenix Series Fund 51

CORE BOND FUND AND HIGH YIELD FUND

            AMOUNT OF       SALES CHARGE AS  SALES CHARGE AS  DEALER DISCOUNT AS
         TRANSACTION AT     A PERCENTAGE OF  A PERCENTAGE OF   A PERCENTAGE OF
         OFFERING PRICE     OFFERING PRICE   AMOUNT INVESTED    OFFERING PRICE
--------------------------------------------------------------------------------
Under $50,000                    4.75%            4.99%              4.25%
$50,000 but under $100,000       4.50             4.71               4.00
$100,000 but under $250,000      3.50             3.63               3.00
$250,000 but under $500,000      2.75             2.83               2.25
$500,000 but under $1,000,000    2.00             2.04               1.75
$1,000,000 or more               None             None               None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to a waiver of the CDSC for these Plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment

52 Phoenix Series Fund
that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

                                                          Phoenix Series Fund 53

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


     o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).


     o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

     o   $500 for all other accounts.

Minimum ADDITIONAL investments:

     o   $25 for any account.


     o There is no minimum additional investment requirement for defined contribution plans, asset-based programs profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

54 Phoenix Series Fund

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distribution in cash;

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o   Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
Through a financial advisor      Contact your advisor. Some advisors may charge
                                 a fee and may set different minimum investments
                                 or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                 Complete a New Account Application and send it
                                 with a check payable to the fund. Mail them to:
                                 State Street Bank, P.O. Box 8301, Boston, MA
                                 02266-8301.
--------------------------------------------------------------------------------

Through express delivery         Complete a New Account Application and send it
                                 with a check payable to the fund. Send them to:
                                 Boston Financial Data Services, Attn: Phoenix
                                 Funds, 30 Dan Road, Canton, MA 02021-2809

--------------------------------------------------------------------------------
By Federal Funds wire            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By Investo-Matic                 Complete the appropriate section on the
                                 application and send it with your initial
                                 investment payable to the fund. Mail them to:
                                 State Street Bank, P.O. Box 8301, Boston, MA
                                 02266-8301.
--------------------------------------------------------------------------------
By telephone exchange            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.

                                                          Phoenix Series Fund 55

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                     TO SELL SHARES
--------------------------------------------------------------------------------
Through a financial advisor      Contact your advisor. Some advisors may charge
                                 a fee and may set different minimums on
                                 redemptions of accounts.
--------------------------------------------------------------------------------
Through the mail                 Send a letter of instruction and any share
                                 certificates (if you hold certificate shares)
                                 to: State Street Bank, P.O. Box 8301, Boston,
                                 MA 02266-8301. Be sure to include the
                                 registered owner's name, fund and account
                                 number, and number of shares or dollar value
                                 you wish to sell.
--------------------------------------------------------------------------------

Through express delivery         Send a letter of instruction and any share
                                 certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn:
                                 Phoenix Funds, 30 Dan Road, Canton, MA
                                 02021-2809. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

--------------------------------------------------------------------------------
By telephone                     For sales up to $50,000, requests can be made
                                 by calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By check (Core Bond Fund, High   If you selected the checkwriting feature, you
Yield Fund and Money Market      may write checks for amounts of $500 or more.
Fund only.)                      Checks may not be used to close an account.
--------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for

56 Phoenix Series Fund
redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

     Send a clear letter of instructions if all of these apply:

     o   The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

     o   You are selling more than $50,000 worth of shares.

     o   The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

                                                          Phoenix Series Fund 57

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS


Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.


UNCASHED CHECKS

If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.


EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your

58 Phoenix Series Fund
financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

     o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

     o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

     o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by


                                                          Phoenix Series Fund 59
any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market

60 Phoenix Series Fund
timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the Telephone Exchange section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through the ACH to your bank (at your selection). For


                                                          Phoenix Series Fund 61
payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                           DIVIDEND PAID
--------------------------------------------------------------------------------
   Balanced Fund                                    Quarterly
--------------------------------------------------------------------------------
   Capital Growth Fund                            Semiannually
--------------------------------------------------------------------------------
   Core Bond Fund                                   Monthly
--------------------------------------------------------------------------------
   High Yield Fund                                  Monthly
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                            Semiannually
--------------------------------------------------------------------------------
   Money Market Fund                                 Daily
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain

62 Phoenix Series Fund
distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.














                                                          Phoenix Series Fund 63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.


 [TO BE INSERTED BY AMENDMENT]














64 Phoenix Series Fund

                               PHOENIX SERIES FUND
                              PHOENIX BALANCED FUND
                           PHOENIX CAPITAL GROWTH FUND
                             PHOENIX CORE BOND FUND
                             PHOENIX HIGH YIELD FUND
                           PHOENIX MID-CAP GROWTH FUND
                            PHOENIX MONEY MARKET FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                November __, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund (the "Trust"), dated November __, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                                           TABLE OF CONTENTS

                                                                                                                       PAGE

The Trust.............................................................................................................   1
Investment Restrictions...............................................................................................   1
Investment Techniques and Risks.......................................................................................   2
Performance Information...............................................................................................  13
Portfolio Turnover....................................................................................................  14
Portfolio Transactions and Brokerage..................................................................................  14
Disclosure of Fund Holdings...........................................................................................  16
Services of the Adviser and Subadvisers...............................................................................  17
Portfolio Managers....................................................................................................  20
Net Asset Value.......................................................................................................  23
How to Buy Shares.....................................................................................................  24
Alternative Purchase Arrangements.....................................................................................  24
Investor Account Services.............................................................................................  27
How to Redeem Shares..................................................................................................  28
Dividends, Distributions and Taxes....................................................................................  30
Tax-Sheltered Retirement Plans........................................................................................  34
The Distributor.......................................................................................................  34
Distribution Plans....................................................................................................  36
Management of the Trust...............................................................................................  37
Additional Information................................................................................................  44
Appendix..............................................................................................................  46


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


   PXP427B (11/06)

                                    THE TRUST

    The Trust is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware statutory trust in November 2000. The Trust presently comprises six series: the Phoenix Balanced Fund (the "Balanced Fund"); Phoenix Capital Growth Fund (the "Capital Growth Fund"); Phoenix Core Bond Fund (the "Core Bond Fund"), Phoenix High Yield Fund (the "High Yield Fund"); Phoenix Mid-Cap Growth Fund (the "Mid-Cap Growth Fund"); and Phoenix Money Market Fund (the "Money Market Fund"); each a "Fund" and, collectively, the "Funds."

    The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    Each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following practices or techniques in pursuing their investment obligations.

BORROWING

   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

CREDIT LINKED NOTES

   Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

DEFERRED COUPON DEBT SECURITIES

   The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Funds at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund's shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

DELAYED-DELIVERY TRANSACTIONS

   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES

   The Funds, except the Money Market Fund, may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   YANKEE BONDS. The Core Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   The High Yield Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

   The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

   The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

   The requirements for qualification as a regulated investment company ("RIC") also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

   RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. Using futures contracts and related options involves certain risks, including: (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that in its use of futures and related options, the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the adviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

   The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

ILLIQUID SECURITIES

   The Funds, except the Money Market Fund, may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INTEREST RATE TRANSACTIONS

   The High Yield Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The adviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS

   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

MONEY MARKET INSTRUMENTS

   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES

   Securities issued by GNMA and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS

   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will specifically designate on its accounting records cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. This amount may be applied to a Fund's obligation to specifically designate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PARTICIPATION ON CREDITORS' COMMITTEES

   The High Yield Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

RESTRICTED SECURITIES

   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the SEC provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

STRIPPED MORTGAGE-RELATED SECURITIES

   The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets in the High Yield Fund. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

SWAP AGREEMENTS

   All funds, except the Money Market Fund, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

ZERO COUPON, STEP COUPON AND PIK BONDS

   The High Yield Fund may invest in zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), S&P 500/Barra Growth Index, Balanced Benchmark, Consumer Price Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index, Lehman Brothers High Yield 2% Issuer Cap Index, Merrill Lynch High Yield Master II Index, Russell Midcap Growth Index and Russell 1000(R) Growth Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1


   For the 7-day period ending September 30, 2006, the yield of the Money Market Fund was ____% for Class A Shares. For the same period, the effective yield of this Fund was ____% for Class A Shares.


   Quotations of yield for the Balanced, Core Bond and High Yield Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

   YIELD = 2[(a-b)+ 1)(6) -1]
              ---

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   The yields for each class of shares for the Funds indicated for the 30-day period ended September 30, 2006 were as follows:

                         CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
                         --------------       --------------      --------------
Balanced Fund                 ____%                ____%               ____%
Core Bond Fund                ____%                ____%               ____%
High Yield Fund               ____%                ____%               ____%


TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, or Class C Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Core Bond and High Yield Funds and 5.75% for the Balanced, Capital Growth and Mid-Cap Growth Funds, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934,

"brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser's and/or Subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its Adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently if deemed appropriate.

   For the fiscal years ended October 31, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $4,507,352, $4,165,459 and $2,219,544, respectively. In the fiscal years ended October 31, 2003, 2004 and 2005, the Trust paid brokerage commissions of $279,144, $36,636 and $0, respectively, to PXP Securities Corp., an affiliate of its Distributor. Brokerage commissions of $892,584 paid during the fiscal year ended October 31, 2005, were paid on portfolio transactions aggregating $764,681,021 executed by brokers who provided research and other statistical information.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

 ----------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER                 NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
 ---------------------------------------- ------------------------------------- ---------------------------------
 Adviser                                  Phoenix Investment Counsel, Inc.      Daily
 ---------------------------------------- ------------------------------------- ---------------------------------

 Subadviser (Capital Growth               Harris Investment Management, Inc.    Daily
 and Mid-Cap Growth Funds)
 ---------------------------------------- ------------------------------------- ---------------------------------
 Subadviser (High Yield Fund)             Seneca Capital Management LLC         Daily

 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER                 NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
 ---------------------------------------- ------------------------------------- ---------------------------------
 Distributor                              Phoenix Equity Planning Corporation   Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Custodian                                State Street Bank and Trust Company   Daily
 ---------------------------------------- ------------------------------------- ---------------------------------
 Sub-Financial Agent                      PFPC Inc.                             Daily
 ---------------------------------------- ------------------------------------- ---------------------------------

 Independent Registered Public            [to be named in amendment.]           Annual Reporting Period: within
 Accounting Firm                                                                15 business days of end of
                                                                                reporting period


                                                                                Semiannual Reporting Period:
                                                                                within 31 business days of end
                                                                                of reporting period
 ---------------------------------------- ------------------------------------- ---------------------------------
 Typesetting Firm for Financial Reports   GCom Solutions                        Monthly on first business day
 and Forms N-Q                                                                  following month end
 ---------------------------------------- ------------------------------------- ---------------------------------
 Printer for Financial Reports            V.G. Reed & Sons                      Annual and Semiannual Reporting
                                                                                Period: within 45 days after
                                                                                end of reporting period
 ---------------------------------------- ------------------------------------- ---------------------------------
 Proxy Voting Service                     Institutional Shareholder Services    Twice weekly on an ongoing basis
 ---------------------------------------- ------------------------------------- ---------------------------------
 Intermediary Selling Shares of the Fund  Merrill Lynch                         Quarterly within 10 days of
                                                                                quarter end
 ---------------------------------------- ------------------------------------- ---------------------------------
 Third-Party Class B Share Financer       SG Constellation LLC                  Weekly based on prior week end
 ----------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

 ----------------------------------------------------------------------------------------------------------------
 Portfolio Redistribution Firms           Bloomberg, Standard & Poor's and      Quarterly, 60 days after fiscal
                                          Thompson Financial Services           quarter end
 ---------------------------------------- ------------------------------------- ---------------------------------
 Rating Agencies                          Lipper Inc. and Morningstar           Quarterly, 60 days after fiscal
                                                                                quarter end
 ----------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER


   The investment adviser to each of the funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2006, PIC had approximately $____ billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as Financial Agent of the Funds. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.


   PXP has served investors for over 70 years. As of September 30, 2006, PXP had approximately $____ billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, that is accrued daily against the value of each Fund's net assets at the following rates:

                                                                         $1+ BILLION
                                            1ST $1 BILLION           THROUGH $2 BILLION             $2+ BILLION
                                            --------------           ------------------             -----------
Balanced Fund                                   0.55%                         0.50%                     0.45%
Capital Growth Fund                             0.70%                         0.65%                     0.60%
Core Bond Fund                                  0.45%                         0.40%                     0.35%
High Yield Fund                                 0.65%                         0.60%                     0.55%
Money Market Fund                               0.40%                         0.35%                     0.30%

                                           1ST $50 MILLION              NEXT $450 MILLION         OVER $500 MILLION
                                           ---------------              -----------------         -----------------
Mid-Cap Growth Fund                             0.90%                         0.80%                     0.70%

THE SUBADVISERS


   Harris Investment Management, Inc. ("Harris") is the subadviser to the fund and is located at 190 LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. As of September 30, 2006, Harris had approximately $_____ billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Harris the performance of certain of its investment management services under the Investment Advisory Agreement with the Capital Growth Fund and Mid-Cap Growth Fund. Harris will furnish at is own expense the office facilities and personnel necessary to perform such services.

   For its services as Subadviser of the Capital Growth Fund and Mid-Cap Growth Fund, Harris is entitled to fees of 50% of the gross investment management fee paid by each fund.

   Seneca Capital Management LLC ("Seneca") is the subadviser to the High Yield Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of September 30, 2006, Seneca had approximately $_____ billion in assets under management. Seneca has been an investment adviser since 1989.


   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement with the High Yield Fund. Seneca will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser of the High Yield Fund, Seneca is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly, at the annual rate of 50% of the gross management fee.

THE ADVISORY AND SUBADVISORY AGREEMENTS

   The investment advisory and subadvisory agreements provide that the Adviser and/or Subadviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser and/or Subadviser in the performance of its duties thereunder.

   The investment advisory and subadvisory agreements continue in force from year to year for all Funds, provided that, with respect to each Fund, the respective agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the respective Fund. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreements or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on 60 days written notice. The agreements provide that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   For services to the Trust during the fiscal years ended October 31, 2003, 2004 and 2005, the Adviser received fees of $15,557,774, $15,966,021 and
$14,183,050, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

                                 2003                2004               2005
                              ----------          ----------         ----------
Balanced Fund                 $5,456,962          $5,474,743         $5,684,145
Capital Growth Fund            5,780,468           6,434,917          5,045,799
Core Bond Fund                   549,677             466,142            404,545
High Yield Fund                1,442,811           1,311,786          1,138,847
Mid-Cap Growth Fund            1,547,096           1,672,518          1,400,917
Money Market Fund                780,760             605,915            508,797


   Total subadvisory fees paid by PIC to each of the Subadvisers for managing the Funds for the fiscal years ended October 31, 2003, 2004 and 2005 were:

            FUND(1)              2003                2004               2005
            -------           ----------          ----------         ----------
 Balanced Fund                       $0                  $0
 Capital Growth Fund
 High Yield Fund                     $0                  $0                 $0
 Mid-Cap Growth Fund

     (1) The Balanced Fund was subadvised (equity portion only) by Engemann Asset Management from January 1, 2005 to August 31, 2006. Subadvisory fees shown for Capital Growth Fund and Mid-Cap Growth Fund were paid to its former subadviser. Seneca Capital Management has served as subadviser to the High Yield Fund only since November 1, 2005; therefore no subadvisory fees were paid during the periods shown.


   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.


   For services provided to the Series, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' semiannual report covering the period November 12005 through April 30, 2006.


DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800)-243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGERS OF THE PHOENIX INVESTMENT COUNSEL, INC. (ADVISER TO ALL FUNDS)


   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

------------------------------------------------------------------------------------------------------------
FUND                                                           BENCHMARK(S) AND/OR PEER GROUPS
-------------------------------------------------- ---------------------------------------------------------
Balanced Fund (fixed income portion)                   Lehmann Aggregate Bond Index
-------------------------------------------------- ---------------------------------------------------------
Balanced Fund (equity portion)                         Lipper Large Cap Core Funds
-------------------------------------------------- ---------------------------------------------------------
Core Bond Fund                                         Lehmann Aggregate Bond Index
------------------------------------------------------------------------------------------------------------

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF SENECA CAPITAL MANAGEMENT LLC (SUBADVISER TO THE HIGH YIELD FUND

   Seneca Capital Management LLC ("Seneca") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of Seneca's portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and CIO have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.


COMPENSATION OF PORTFOLIO MANAGERS OF HARRIS INVESTMENT MANAGEMENT INC. (SUBADVISER TO CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND)

   The compensation program for investment professionals of Harris is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

   All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of a relevant benchmark and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period, each individual's contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

   Harris also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of Harris, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of Harris, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Funds' investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Funds and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of October 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                      NUMBER OF AND TOTAL ASSETS    NUMBER OF AND TOTAL ASSETS
                                       OF REGISTERED INVESTMENT     OF OTHER POOLED INVESTMENT    NUMBER OF AND TOTAL ASSETS
PORTFOLIO MANAGER                              COMPANIES                 VEHICLES (PIVS)              OF OTHER ACCOUNTS
-----------------                              ---------                 ---------------                 --------------
Al Alaimo                                   3/$125.5 million             1/$119.7 million            263/$8,224.4 million
David L. Albrycht                            7/$2.6 billion                     0                            0
Cynthia A. Beaulieu                         2/$187.0 million                    0                     11/$767.4 million
Steven L. Colton                             5/$1.2 billion                     0                      4/$181.9 million


Albert Gutierrez                            5/$289.6 million             2/$181.3 million            263/$8,224.4 million
Thomas N. Haag                              3/$125.5 million             2/$181.3 million            263/$8,224.4 million
T. Andrew Janes                              _____________                    _____                      ____________
Christopher J. Kelleher                     2/$187.0 million                    0                     11/$767.4 million
Daniel L. Sido                               ______________                   _____                      ____________
Mark E. Wimer                                ______________                   _____                      ____________


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

   As of October 31, 2005, none of the portfolio managers, except Albert Gutierrez and Thomas Haag, managed any accounts with respect to which the advisory fee was based on the performance of the account, nor do they manage any hedge funds. Albert Gutierrez and Thomas Haag managed one hedge fund which has a performance based fee. The value of the hedge fund as of October 31, 2005 was $61.6 million.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds described in the Funds' prospectus that he/she manages as of September 30, 2006:


                                                       DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY
    PORTFOLIO MANAGER                NAME OF FUND               OWNED IN FUND MANAGED
    -----------------                ------------               ---------------------

Al Alaimo                         High Yield Fund                        None
David L. Albrycht                 Balanced Fund                       $1-$10,000
Cynthia A. Beaulieu               Core Bond Fund                         None

                                                       DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY
    PORTFOLIO MANAGER                NAME OF FUND               OWNED IN FUND MANAGED
    -----------------                ------------               ---------------------
Steven L. Colton                  Balanced Fund                          None
Albert Gutierrez                  High Yield Fund                        None
T. Andrew Janes                   Capital Growth Fund                    ____
                                  Mid-Cap Growth Fund                    ____
Thomas N. Haag                    High Yield Fund                        None
Lou Holtz                         Mid-Cap Growth Fund                    None
Christopher J. Kelleher           Core Bond Fund                         None
Daniel L. Sido                    Capital Growth Fund                    ____
                                  Mid-Cap Growth Fund                    ____
Mark E. Wimer                     Capital Growth Fund                    ____
                                  Mid-Cap Growth Fund                    ____


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

MONEY MARKET FUND

   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Balanced Fund, Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES--BALANCED FUND, CAPITAL GROWTH FUND, CORE BOND FUND, HIGH YIELD FUND AND MID-CAP GROWTH FUND


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND

   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of PEPCO or through brokers or dealers with whom PEPCO has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan

(the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than the Money Market Fund), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than the Money Market
Fund), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund (except the Money Market Fund) may be exchanged for shares of the same class of another Phoenix Fund or any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes" of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

    A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

BY CHECK (CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   PEPCO (or "Distributor") which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $1,500,172, $1,256,396 and $954,302, respectively, of which the Distributor received net commissions of $525,529, $335,740 and $244,737, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2005, the Distributor received net commissions of $133,986 for Class A Shares and deferred sales charges of $107,159 for Class B Shares and $3,592 for Class C Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission, on purchases of Class A Shares as set forth below.

CORE BOND FUND AND HIGH YIELD FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
      -------------------------            ---------------------       ----------------------        ------------------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                         None                        None

BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE               OR AGENCY FEE AS
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE                PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
      -------------------------            ---------------------       ----------------------        ------------------
Less than $50,000                                  5.75%                       6.10%                        5.00%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

         First $5 billion                                   0.06%
         $5 billion to $15 billion                          0.05%
         Greater than $15 billion                           0.03%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended October 31, 2005, PEPCO received $1,499,647.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares (except for Class A Shares of The Money Market Fund) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.

   For the fiscal year ended October 31, 2005, the Funds paid Rule l2b-l Fees in the amount of $6,314,688, of which the principal underwriter received $599,424 and unaffiliated broker-dealers received $5,715,264. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $5,590,291; (2) compensation to sales personnel, $666,469; (3) advertising, $122,377; (4) printing and mailing of prospectuses to other than current shareholders, $92,202; (5) service costs, $356,108, and (6) other, $52,387.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 of the 1940 Act permitting the issuance of shares in multiple classes.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                        INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                    Served              70          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC           since 1993.                     (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                    Pace University (Director/Trustee) (1978-2003) (Director/Trustee
                                                                    Emeritus) (2003-present), Greater New York Councils, Boy Scouts of America (1985-present), The Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (2004-present). Director/Trustee, The Harlem Youth Development
                                                                    Foundation, (Chairman) (1998-2002), Metropolitan Transportation
                                                                    Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                    Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                    Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), New York Housing\
                                                                    Partnership Development Corp. (Chairman) (1981-2003).
                                                                    University (Director/Trustee) (1978-2003) (Director/Trustee
                                                                    Emeritus) (2003-present), Greater New York Councils, Boy Scouts of America (1985-present), The Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (2004-present). Director/Trustee, The Harlem Youth Development
                                                                    Foundation, (Chairman) (1998-2002), Metropolitan Transportation
                                                                    Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                    Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                    Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), New York Housing
                                                                    Partnership Development Corp. (Chairman) (1981-2003).

Harry Dalzell-Payne                 Served              70          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court              since 1993.                     (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE

Francis E. Jeffries                 Served              71          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            since 1995.                     (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                    Served              68          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.           since 1980.                     (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara               Served              70          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            since 2001.                     (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                 Funds Complex (2001-present).
New York, NY 10036
DOB: 4/17/51

James M. Oates*                     Served since         68         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners              1993.                           Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of
                                                                    New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004). Independent Chairman (since
                                                                    2005), Trustee (since 2004), John Hancock Trust. Trustee
                                                                    (since 2005), John Hancock Funds II and John Hancock
                                                                    Funds III.

Richard E. Segerson                 Served since         68         Managing Director, Northway Management Company
Northway Management                 1993                            (1998-present). Trustee, Phoenix Funds Family
Company                                                             (1983-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46


*  Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group,  Inc.  (formerly
   IBEX Capital  Markets,  Inc.)  ("Hudson"),  a privately owned financial  services firm.  Phoenix  Investment
   Partners,  Ltd.,  an  affiliate  of the  adviser,  owns  approximately  1% of the common stock of Hudson and
   Phoenix Life Insurance Company ("Phoenix Life") also an affiliate,  owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S) WITH  LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
     TRUST AND DATE OF BIRTH         SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

Marilyn E. LaMarche*               Served since          68         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2002.                            (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin**             Served since          96         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                           1989.                            World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002) and Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd. Director and Executive
                                                                    Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                    Director (1994-2002) and Executive Vice President,
                                                                    Investments (1987-2002), Phoenix Life Insurance Company.
                                                                    Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                    Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                    (2000-2002) and President (1990-2000), Phoenix Equity
                                                                    Planning Corporation. Chairman and Chief Executive
                                                                    Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                    Director (2001-2002) and President (April 2002-September
                                                                    2002), Phoenix Investment Management Company. Director
                                                                    and Executive Vice President, Phoenix Life and Annuity
                                                                    Company (1996-2002). Director (1995-2000) and Executive
                                                                    Vice President (1994-2002) and Chief Investment Counsel
                                                                    (1994-2002), PHL Variable Insurance Company. Director,
                                                                    Phoenix National Trust Holding Company (2001-2002).
                                                                    Director (1985-2002) and Vice President (1986-2002) and
                                                                    Executive Vice President (April 2002-September 2002), PM
                                                                    Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                    (1995-2002). Director, WS Griffith Securities, Inc.
                                                                    (1992-2002).

 * Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix
   Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix
   Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                   DURING PAST 5 YEARS

Daniel T. Geraci               President since 2004.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                          Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                      Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                      Executive Officer of North American Investment Operations, Pioneer
                                                      Investment Management USA, Inc. (2001-2003). President of Private
                                                      Wealth Management Group, Fidelity Investments (2000-2001).

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                   President since 2004.  The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                      (2004-present). Vice President, Phoenix Life Insurance Company
                                                      (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                      Vice President, Finance, Phoenix Investment Partners, Ltd.
                                                      (2001-2002). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                      (1996-2001). Executive Vice President, certain funds within the
                                                      Phoenix Funds Family (2004-present).

Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since        (February 2006). Senior Vice President, Product Development and
                               2004.                  Management (2005-present), Senior Vice President and Chief Administrative
                                                      Officer (2003-2004), Phoenix Investment Partners, Ltd. Senior Vice
                                                      President and Chief Administrative Officer, Phoenix Equity Planning
                                                      Corporation (1999-2004). Senior Vice President, certain funds within the
                                                      Phoenix Funds Family (2003-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds in the
New York, NY 10022             Officer since 2004.    Phoenix Fund Family (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                          Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May 2005-present).
One American Row               Chief Legal Officer,   Vice President, Counsel, Chief Legal Officer and Secretary, certain funds
Hartford, CT 06102             Counsel and            within the Phoenix Fund Complex (May 2005-present). Compliance Officer of
DOB: 8/30/54                   Secretary since        Investments and Counsel, Travelers Life & Annuity (Jan. 2005-May 2005).
                               2005.                  Assistant General Counsel, The Hartford Financial Services Group (1999-2005).


W. Patrick Bradley             Chief Financial        Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                    Officer and Treasurer  Corporation (2004-present). Chief Financial Officer and Treasurer
                               since 2006.            (2006-present) or Chief Financial Officer and Treasurer (2005-present), certain funds within the Phoenix Funds Family. Vice President, Chief Financial
                                                      Officer, Treasurer and Principal Accounting Officer, The Phoenix Edge
                                                      Series Fund (since 2006). Assistant Treasurer, certain funds within the
                                                      Phoenix Funds Complex (2004-2006). Senior Manager (2002-2004), Manager
                                                      (2000-2002), Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Leroy Keith, Jr., Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard Segerson. Each of its members are Independent Trustees, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.


   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr. and Geraldine M. McNamara. Ferdinand L.J. Verdonck is a Consulting Committee member of the Governance and Nominating Committee. The Committee met four times during the Trust's last fiscal year.


   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


CONSULTING COMMITTEE
--------------------

   The Trust has established a Consulting Committee consisting of those individuals who accepted the Board's invitation to become a member. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. Committee members serve at the discretion of the Board. The Committee members receive a retainer, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board, and its members attend only those Board meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee member and his business affiliations for the past five years are set forth below.

                                                     NUMBER OF
                                                     FUNDS IN
                                                      COMPLEX
                                                    OVERSEEN BY
                                TERM OF OFFICE      CONSULTING                  PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND          AND LENGTH OF       COMMITTEE                  DURING PAST 5 YEARS AND
        DATE OF BIRTH             TIME SERVED         MEMBER              OTHER DIRECTORSHIPS HELD BY TRUSTEE

Ferdinand L.J. Verdonck        Served since             34         Director, Banco Urquijo (Chairman)
Nederpolder, 7                 2004.                               (1998-present). Trustee, Phoenix Funds Family
B-9000 Gent, Belgium                                               (2002-present). Director, EASDAQ (Chairman)
DOB: 7/30/42                                                       (2001-present), The JP Morgan Fleming
                                                                   Continental European Investment Trust
                                                                   (1998-present), Groupe SNEF (1998-present),
                                                                   Degussa Antwerpen N.V. (1998-present), Santens
                                                                   N.V. (1999-present). Managing Director, Almanij
                                                                   N.V. (1992-2003). Director, KBC Bank and
                                                                   Insurance Holding Company (Euronext)
                                                                   (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                                   (1992-2003), Kredietbank, S.A. Luxembourgeoise
                                                                   (1992-2003), Investco N.V. (1992-2003), Gevaert
                                                                   N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                                   Almafin N.V. (1992-2003), Centea N.V.
                                                                   (1992-2003), Dutch Chamber of Commerce for
                                                                   Belgium and Luxemburg (1995-2001), Phoenix
                                                                   Investment Partners, Ltd. (1995-2001).

COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser (or an affiliate of the Adviser). The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2005, the Trustees received the following compensation:

                                                                     TOTAL
                                                                  COMPENSATION
                                                                 FROM TRUST AND
                                        AGGREGATE                 FUND COMPLEX
                                      COMPENSATION                 (96 FUNDS)
      NAME OF TRUSTEE                  FROM TRUST               PAID TO TRUSTEES
      ---------------                  ----------               ----------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                         $16,292                    $145,750
Harry Dalzell-Payne                      $15,225                    $139,500
Francis E. Jeffries                      $10,462                    $102,000
Leroy Keith, Jr.                         $10,040                    $57,250
Geraldine M. McNamara                    $14,522                    $139,500
James M. Oates                           $15,973                    $91,011
Richard E. Segerson                      $11,154                    $63,750

INTERESTED TRUSTEES
-------------------
Marilyn E. Lamarche                      $8,838                     $52,011
Philip R. McLoughlin                     $23,361                    $214,317


CONSULTING COMMITTEE
--------------------
Ferdinand L. J. Verdonck                 $8,979                     $53,761


 * This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating as follows: Mr. Jeffries, $523,673.51; Ms. McNamara, $265,046.71 and Mr. Segerson, $115,530.21, respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                 TRUSTEE OWNERSHIP IN ALL FUNDS
                                       DOLLAR RANGE OF EQUITY SECURITIES         OVERSEEN BY TRUSTEE IN FAMILY
           NAME OF TRUSTEE                  IN A FUND OF THE TRUST                  OF INVESTMENT COMPANIES
           ---------------                  ----------------------                  -----------------------
 INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                    Capital Growth Fund - $1-$10,000                 Over $100,000
 Harry Dalzell-Payne                 None                                             None
 Francis E. Jeffries                 None                                             Over $100,000
 Leroy Keith, Jr.                    None                                             $1-$10,000
 Geraldine M. McNamara               Balanced Fund - $50,001 - $100,000               Over $100,000
 James M. Oates                      None                                             Over $100,000
 Richard E. Segerson                 None                                             Over $100,000

 INTERESTED TRUSTEES
 -------------------
 Marilyn E. LaMarche                 None                                             None
 Philip R. McLoughlin                Capital Growth Fund - $10,001-$50,000            Over $100,000
                                     Mid-Cap Growth Fund - $10,001-$50,000
                                     Money Market Fund - over $100,000


 CONSULTING COMMITTEE
 --------------------
 Ferdinand L. J. Verdonck            None                                             None


At _______, 2006, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any class of shares of any of the Funds.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of _______, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.


NAME OF SHAREHOLDER                                 NAME OF FUND            PERCENT OF CLASS     NUMBER OF SHARES
-------------------                                 ------------            ----------------     ----------------


Winifred A. Cargill                          Core Bond Fund Class C
7 King Phillip Trl.
Norfolk, MA  02056-1405

Elizabeth A. Hall                            Core Bond Fund Class C
2235 NE Douglas
Newport, OR 97365-1841

CitiGroup Global Markets Inc                 Balanced Fund Class B
House Account                                Balanced Fund Class C
Attn: Peter Booth 7th Floor                  High Yield Fund Class B
333 W 34th Street
New York, NY 10001-2402

MLPF&S for the Sole Benefit                  Balanced Fund Class B
of its Customers                             Balanced Fund Class C
Attn:  Fund Administration                   Core Bond Fund Class B
4800 Deer Lake Dr. E., 3rd Flr.              Core Bond Fund Class C
Jacksonville, FL  32246-6484                 High Yield Fund Class B
                                             High Yield Fund Class C
                                             Mid-Cap Growth Fund Class B

NFSC FEBO #xxx-xx2655                        Core Bond Fund Class C
FMTC TTEE
TPMG Savings Plans
FBO Annie A. Wickham
9976 Stone Oak Way
Elk Grove, CA  95624-2670

Phoenix Equity Planning Corp.                Core Bond Fund Class C
Attn:  Corporate Accounting Dept.            Mid-Cap Growth Fund Class C
56 Prospect Street, 56P3
Hartford, CT  06103-2818

Zweig-Dimenna Associates Inc                 Money Market Fund Class A
C/O Jeannine M Lanese
VP Operations
900 3rd Avenue, 31st Floor
New York, NY 10022-4776

Molly Zweig                                  Money Market Fund Class A
PO Box 5108
East Hampton NY 11937-6139

Southwest Securities Inc. FBO                Mid-Cap Growth Fund Class C
Craig Sheyon
SWS Securities Inc.
As Rollover IRA Custodian
P.O. Box 509002
Dallas, TX  75250-9002

Wells Fargo Investments LLC                  Mid-Cap Growth Fund Class C
A/C xxxx-1041 608 Second
Avenue South, 8th Fl.
Minneapolis, MN  55402-1916

NAME OF SHAREHOLDER                                 NAME OF FUND            PERCENT OF CLASS     NUMBER OF SHARES
-------------------                                 ------------            ----------------     ----------------


State Street Bank & Trust Co. Cust.          Core Bond Fund Class B
Rocky Hill Public Schools 403B
FBO Louis J. Pear
227 William St.
Portland, CT 06480-1661


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   [__________________________________] is the independent registered public accounting firm for the Trust. [____________________________] audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian of the Trust's assets (the "Custodian").

   PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $21.25 for each designated shareholder account of the Money Market Fund and $16.95 for each designated shareholder account of the Balanced, Capital Growth, Core Bond, High Yield and Mid-Cap Growth Funds, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by PEPCO. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS


   The Funds' Financial Statements for the fiscal year ended October 31, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, and for the period November 1, 2005 through April 30, 2006, appearing in the Fund's Semiannual Report to shareholders, are to be filed by amendment.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.   EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-14069) on November 30, 2000 and incorporated herein by reference.


       b.1* Amended and Restated Bylaws of the Registrant adopted November 16, 2005, filed via EDGAR herewith. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       b.2.* Amendment No. 1 dated August 23, 2006 to the Amended and Restated Bylaws of the Registrant adopted November 16, 2005 filed via EDGAR herewith.


       d.1. Amended and Restated Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated November 20, 2002, covering the Mid-Cap Growth Fund, Capital Growth Fund, High Yield Fund, Money Market Fund and Balanced Fund, filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.


       d.2. First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC dated January 3, 2005, covering Phoenix Balanced Fund, Phoenix Capital Growth Fund, Phoenix Core Bond Fund, Phoenix High Yield Fund and Phoenix Mid-Cap Growth Fund, filed via EDGAR with Post-Effective Amendment No. 100 (File no. 002-14069) on February 13, 2006 and incorporated herein by reference.

       d.3. Subadvisory Agreement between PIC and Seneca Capital Management LLC dated November 1, 2005, on behalf of the Phoenix High Yield Fund, filed via EDGAR with Post-Effective Amendment No. 100 (File no. 002-14069) on February 13, 2006 and incorporated herein by reference.

       d.4* Subadvisory Agreement between PIC and Harris Investment Management, Inc. ("Harris") dated June 28, 2006, covering Capital Growth Fund and Mid-Cap Growth Fund, filed via EDGAR herewith.


       e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.


       e.2.* Form of Sales Agreement between PEPCO and dealers (June 2006), filed via EDGAR herewith.


       f.     None.

       g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.

       g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004, and incorporated herein by reference.

       g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed, via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004, and incorporated herein by reference.

       g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004, and incorporated herein by reference.

       h.1. Transfer Agency and Service Agreement between Registrant and PEPCO dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 (File No. 002-14069) on February 27, 1997, and incorporated herein by reference.

       h.2. Amended and Restated Financial Agent Agreement between Registrant and PEPCO dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.


       h.3. Sub-Transfer Agency Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 100 (File no. 002-14069) on February 13, 2006 and incorporated herein by reference.


       h.4. First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of February 27, 1998, filed via EDGAR with Post-Effective Amendment No. 87 (File No. 002-14069) on March 1, 1999, and incorporated herein by reference.

       h.5. Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, dated June 1, 1998, filed via EDGAR with Post-Effective Amendment No. 87 (File No. 002-14069) on March 1, 1999, and incorporated herein by reference.


       h.6. Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       h.7. Fourth Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 97 (File No. 002-14069) on February 25, 2005 and incorporated herein by reference.

       h.8. First Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO dated February 28, 2004, filed via EDGAR with Post-Effective Amendment No. 97 (File No. 002-14069) on February 25, 2005 and incorporated herein by reference.


       h.9. Second Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO dated May 18, 2005, filed via EDGAR with Post-Effective Amendment No. 100 (File no. 002-14069) on February 13, 2006 and incorporated herein by reference.

       h.10. Securities Lending Authorization Agreement between Registrant and State Street, dated August 1, 2005, on behalf of the Funds, filed via EDGAR with Post-Effective Amendment No. 100 (File no. 002-14069) on February 13, 2006 and incorporated herein by reference.

       h.11.* First Amendment to Securities Lending Authorization Agreement between Registrant and State Street, dated February 3, 2006, on behalf of the Funds, filed via EDGAR herewith.


       i. Opinion of Counsel as to legality of the shares, filed via EDGAR with Post-Effective Amendment No. 99 (File No. 002-14069) on April 19, 2005, and incorporated herein by reference.

       j. Consent of Independent Registered Public Accounting Firm to be filed by amendment. k. None. l. None.

       m.1. Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.


       m.2. Class B Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-14069) on September 11, 2000 and incorporated herein by reference.

       m.3. Class C Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-14069) on September 11, 2000 and incorporated herein by reference.

       m.4. First Amendment to Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective May 21, 2003, filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       n.1.* 2006 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 23, 2006, filed via EDGAR herewith.

       o.     Reserved.

       p.1.* Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO), dated February, 2006, filed via EDGAR herewith.

       p.2.* Amended and Restated Codes of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR herewith.

       p.3.* Amended and Restated Code of Ethics of the Subadviser (Seneca) January 3, 2006, filed via EDGAR herewith.

       p.4.* Amended and Restated Code of Ethics of the Subadviser (Harris) dated July 11, 2005, filed via EDGAR herewith.

       q.* Powers of Attorney for all Trustees dated May 17, 2006, filed via EDGAR herewith.

       ---------------
       *Filed herewith

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

   None.

ITEM 25.   INDEMNIFICATION


   The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Agreement and Transfer Agency Agreement provide that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISERS


   See "Management of the Fund" in the Prospectus and "Services of the Adviser and Subadvisers" and "Management of the Trust" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.


   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Adviser and Subadvisers reference is made to the Adviser's or Subadvisers' current Form ADV (PIC: SEC File No. 801-5995, Harris: SEC File No. 801-35533 and Seneca: SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.


ITEM 27.   PRINCIPAL UNDERWRITERS

   (a) PEPCO serves as the principal underwriter for the following registrants:


       Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOsSM, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


   (b) Directors and executive officers of PEPCO are as follows:

           NAME AND PRINCIPAL                           POSITIONS AND OFFICES                   POSITIONS AND OFFICES
            BUSINESS ADDRESS                              WITH DISTRIBUTOR                         WITH REGISTRANT
            ----------------                              ----------------                         ---------------
     George R. Aylward                            Director and                              Executive Vice President
     56 Prospect Street                           Executive Vice President
     P.O. Box 150480
     Hartford, CT 06115-0480

     John H. Beers                                Vice President                            Assistant Secretary
     One American Row                             and Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056

     Kevin J. Carr                                Vice President                            Vice President, Counsel, Chief
     One American Row                             and Assistant Secretary                   Legal Officer and Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056

     John R. Flores                               Vice President, and                       Anti-Money Laundering Officer
     One American Row                             Anti-Money Laundering Officer             and Assistant Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056

           NAME AND PRINCIPAL                           POSITIONS AND OFFICES                   POSITIONS AND OFFICES
            BUSINESS ADDRESS                              WITH DISTRIBUTOR                         WITH REGISTRANT
            ----------------                              ----------------                         ---------------
     Daniel T. Geraci                             Director, Chairman of the Board           President
     56 Prospect Street                           and President
     P.O. Box 150480
     Hartford, CT 06115-0480

     Michael E. Haylon                            Director                                  None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     David C. Martin                              Vice President and                        None
     One American Row                             Chief Compliance Officer
     P.O. Box 5056
     Hartford, CT 06102-5056

     Glenn H. Pease                               Vice President, Finance and               None
     56 Prospect Street                           Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Jacqueline M. Porter                         Assistant Vice President                  Vice President and
     56 Prospect Street                                                                     Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Francis G. Waltman                           Senior Vice President                     Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     James D. Wehr                                Director                                  Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:                Principal Underwriter, Financial Agent and
   Kevin J. Carr, Esq.                Transfer Agent:
   One American Row                      Phoenix Equity Planning Corporation
   P.O. Box 5056                         One American Row
   Hartford, CT 06102-5056               P.O. Box 5056
                                         Hartford, CT 06102-5056
Investment Adviser:
   Phoenix Investment Counsel, Inc.    Custodian and Dividend Dispersing Agent:
   56 Prospect Street                    State Street Bank and Trust Company
   P.O. Box 150480                       225 Franklin Street
   Hartford, CT 06115-0480               Boston, MA 02110


Investment Subadvisers:
   Harris Investment Management, Inc.
   190 South LaSalle Street, 4th Floor
   Chicago, IL 60603

   Seneca Capital Management LLC
   909 Montgomery Street
   San Francisco, CA 94133


ITEM 29.   MANAGEMENT SERVICES

   None.

ITEM 30.   UNDERTAKINGS

   None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 22nd day of September, 2006.


                                                PHOENIX SERIES FUND

ATTEST:  /s/ Kevin J. Carr                  BY: /s/ Daniel T. Geraci
         ----------------------------           ------------------------------
            Kevin J. Carr                          Daniel T. Geraci
            Secretary                              President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

               SIGNATURE                TITLE                               DATE
               ---------                -----                               ----


-------------------------------------   Trustee
          E. Virgil Conway*


        /s/ W. Patrick Bradley          Chief Financial Officer and
-------------------------------------   Treasurer (accounting officer)
         W. Patrick Bradley


-------------------------------------   Trustee
        Harry Dalzell-Payne*

         /s/ Daniel T. Geraci
-------------------------------------   President (principal executive officer)
          Daniel T. Geraci


-------------------------------------   Trustee
        Francis E. Jeffries*


-------------------------------------   Trustee
          Leroy Keith, Jr.*


-------------------------------------   Trustee
        Marilyn E. LaMarche*


-------------------------------------   Chairman and Trustee
        Philip R. McLoughlin*


-------------------------------------   Trustee
       Geraldine M. McNamara*


-------------------------------------   Trustee
           James M. Oates*


-------------------------------------   Trustee
        Richard E. Segerson*



   By /s/ Daniel T. Geraci
       -----------------------------
   * Daniel T. Geraci, Attorney-in-fact, pursuant to powers of attorney.

                                      S-1